UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

2016 Semi-Annual Report May 31, 2016

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise North American Energy Independence Fund	4

Tortoise MLP & Pipeline Fund	6

Tortoise Select Opportunity Fund	8

Expense Example	11

Financial Statements	13

Notes to Financial Statements	31

Additional Information	36

Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Open end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
			Portfolio mix by commodity type[2]	Portfolio mix by geography[2]
Tortoise North American Energy Independence Fund Institutional Class (TNPIX) Investor Class (TNPTX) C Class (TNPCX) Inception: 4/2013	North American oil & gas producers	$5.9
			Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,043.4
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$31.9

(1) As of 6/30/2016
(2) As of 5/31/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2016 Semi-Annual Report

Dear fellow shareholders,

The first half of the fiscal year, ending May 31, 2016, has been an exceptionally interesting time in the energy sector. Rarely have we seen two consecutive quarters with such strikingly different results. The beginning of the year was a continuation of one of the most volatile times in recent energy history, followed by a substantial recovery. After significant drops in oil prices, we saw price improvement during the second fiscal quarter ending May 31, 2016. Driving this increase in oil prices was a continued decline in North American production coupled with strong demand, supporting our thesis that U.S. production has been driving oil prices more than the influence of Organization of the Petroleum Exporting Countries (OPEC).

Along with crude oil prices, the performance of the broad S&P Energy Select Sector® Index recovered to end the first fiscal half flat, rebounding from negative double digits in the first fiscal quarter. In addition to oil producers reducing production due to the current market oversupply, global supply outages also contributed substantially to reducing supply. Energy fixed income performed slightly better than energy equities for the first fiscal half, but did not rebound as much in the second fiscal quarter.

On the geopolitical front, OPEC met in both Doha and Vienna but, as expected, the meetings were non-events and were overshadowed by supply outages in Nigeria and Canada. Nigeria, Africa’s largest oil producing nation, is having ongoing issues with militants attacking pipelines and export facilities. These disruptions brought Nigeria’s production to the lowest monthly average since the late 1980s.1 The Canadian wildfires that started at the beginning of May were eventually contained, but contributed to well over half of the supply outages that month.1

Upstream

Upstream oil and gas producers rebounded strongly during the second half of the period after double digit negative returns for the first three months, with the Tortoise North American Oil and Gas Producers Index® returning 4.9% for the six-month period ending May 31. The U.S. rig count continued to decline over the period, contributing to slowing crude oil production. Estimates show May production averaged 8.7 million barrels per day (MMbbl/d), which is less than the April 2016 level and significantly below the level reached in April 2015.1 U.S. production is estimated to average 8.6 MMbbl/d in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Crude oil prices were volatile over the period, with West Texas Intermediate (WTI) opening the fiscal year at $41.65 per barrel, before dropping to a low of $26.21 on Feb. 11. From that point, oil climbed fairly steadily ending the six-month period at $49.10 per barrel.

We are encouraged to see management teams continuing to focus on increasing capital efficiency in the upstream sector. Before mid-2015, companies focused more on growth as well as exploration and production activities. More recently, many companies have turned their efforts to maximizing existing strategic assets. As such, capital expenditure budgets have continued to fall and we expect this trend to continue. As expected, we saw rising bankruptcies, especially with smaller producers that could not thrive in a low-price environment. These bankruptcies equated to a reduction in production, but we anticipate that many companies will continue to produce to some degree as they restructure. The shale oil and gas producers who recognized the potential of U.S. shale early and who acquired acreage at very low costs should still be able to prosper in the current price environment.

While we have seen a decrease in production, there has been a wide variety of results among the premier oil and gas basins. The Permian basin has flourished and remained strong while the Eagle Ford had the largest drop in production. Production in the Bakken has also declined, and production in the Marcellus remained essentially flat.

Natural gas inventories continued to be higher than average in 2016, which led to lower prices during the period. It will take time to work through the high inventories that were not depleted during the warm winter months, and the oversupply caused by increased production over the past few years. Prices opened the six-month period at $2.09 per million British thermal units (MMBtu), peaked at $2.53 on January 11, troughed at $1.49 and ended the period on May 31 exactly where prices opened. At the end of May, natural gas inventories were more than 30% higher than they were the same week last year and are expected to be at the highest levels on record in October 2016.1 Natural gas production growth is expected to rise only slightly through the rest of 2016, due to low prices and fewer rigs in operation. However, we expect to see production pick back up in 2017 as prices rise and increases in liquefied natural gas (LNGs) exports lead to expected production growth increases.1

Midstream

The midstream sector faced technical pressure during the energy market decline, which weighed heavily on performance early in the fiscal year. However, MLPs, as represented by the Tortoise MLP Index®, bounced back during the second fiscal quarter to end the six-month period on May 31 in positive territory returning 4.2%. Midstream MLPs substantially outpaced their upstream counterparts for the six-month period, though upstream MLPs performed better during the second fiscal quarter as they are more closely tied to crude oil prices. Broader pipeline companies had a nice recovery, as reflected by the 10.0% return of the Tortoise North American Pipeline Index® during the six months.

Performance within the midstream sector was positive across the majority of sub-sectors, with natural gas pipelines, local gas pipelines and crude oil pipelines outperforming other sub-sectors. This was largely due to the short-term correlation to rising commodity prices and market sentiment focusing more on underlying fundamentals. Additionally, refined product MLP and other pipeline companies continued to perform well due to strong demand in the low price environment.

Our long-term outlook for the midstream sector remains positive. MLP and other pipeline companies have shown signs of stabilization and we have seen a decrease in counterparty risk, mainly due to oil price improvements. These oil price increases have led to contracts being more in-line with producers’ ability to generate revenue, compared to the last six to eight months when producers were locked into contracts that made it nearly impossible to generate revenue, thus prompting contract renegotiations with pipeline companies. For many midstream companies, the priority centers on better capital efficiency. Companies are striving to ensure that their assets are fully optimized, which should lead to better returns for companies and ultimately investors. Growth opportunities still exist as our projection for capital investments in MLP, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018.

(unaudited)

2	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

The Energy Transfer Equity L.P./Williams Companies, Inc. deal lacked resolution until after the end of the half fiscal year, and weighed on the space. The other chief concern within the midstream sector revolved around sustainability of distributions. Distribution coverage remained healthy with some even growing and cuts within the sector have not been widespread. However, we have expected some companies to cut their distributions in order to protect their credit ratings. The key issue is the ratings agencies and their threat of a downgrade of some companies from investment grade to high yield rather than a coverage outlook issue. This threat could force otherwise stable midstream companies to elect to temporarily reduce distributions in defense of their investment grade credit ratings. In our opinion, the market has already anticipated these company specific cuts.

Downstream

Energy companies in the downstream segment of the energy value chain, including refiners and petrochemical companies, have still been producing strong free cash flows at historically high levels although these levels have compressed slightly since the peak in 2015. Refiner margins, though still attractive, have continued to narrow with higher crude oil prices. While the price of ethane, a petrochemical feedstock, has increased, demand from petrochemical companies has also continued to rise, stemming from new facilities coming online. Even though the price of ethane has increased, demand for the end product has also increased, essentially neutralizing that potential headwind. The U.S. still provides some of the lowest priced ethane in the world, thus making the U.S. well positioned for exporting. Ethylene prices have tended to move in tandem with crude oil prices, so we believe prices will continue to move higher in the long-term. Power and utility companies did not participate as much in the recent rebound compared to other energy sectors since they are defensive by nature and their performance had not been impacted as greatly by lower commodity prices.

We believe that 2016 will be a milestone year for U.S. energy exports as it stands to become a relevant supplier of low-cost energy to the rest of the world. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first LNG shipment was also exported, and ethane was shipped for the first time in March.

Capital markets

Capital markets became cautiously optimistic and more constructive as the period progressed, with companies shifting their focus to operating their core assets and divesting non-strategic business activities. MLP and other pipeline companies raised nearly $22 billion in equity and debt transactions during the first fiscal half.

Exploration and production companies are continuing to raise capital, totaling nearly $23 billion for the six-month period ending May 31. There were no initial public offerings (IPOs) in the energy sector during the first half of the fiscal year. Merger and acquisition activity among MLP and other pipeline companies picked up in the second half of the period, highlighting the value of pipeline assets. Over the six-month period, announced transactions totaled over $22 billion. The largest of these was TransCanada Corporation’s acquisition of Columbia Pipeline Group, Inc. in a deal valued at approximately $12 billion.

Concluding thoughts

Coming into mid-year, it is encouraging to see improvement in the price of oil, which has helped performance across the energy value chain, particularly in the upstream segment, that is more closely tied to commodity prices. The market seemed to echo our long-term belief that midstream fundamentals remain solid, causing a significant performance bounce back in that segment of the value chain. Now that the economy has had some time to start to work off the oversupply in the market, combined with companies becoming more capital efficient, we expect that we will see more lasting improvements throughout the second half of this year and into 2017.

We anticipate that OPEC will continue to wield less influence than in recent decades. The non-events of the most recent two OPEC meetings reinforce our belief that the U.S. is becoming a significantly more relevant player in the global energy landscape. We continue to believe that 2016 will be a milestone year for U.S. energy exports, as the U.S. becomes a sustainable, long-term supplier of low-cost energy to the rest of the world.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

Investment grade is a credit rating that indicates a low risk to investors.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2016

(unaudited)

Tortoise Capital Advisors	3

Tortoise
North American Energy Independence Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TNPIX		TNPTX		TNPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2016)

1.	Anadarko Petroleum Corporation	9.7%
2.	Pioneer Natural Resources Company	8.6%
3.	EOG Resources, Inc.	8.1%
4.	EQT Corporation	7.9%
5.	Continental Resources, Inc.	4.9%
6.	Cimarex Energy Co.	4.7%
7.	Concho Resources Inc.	4.6%
8.	Newfield Exploration Company	4.3%
9.	Carrizo Oil & Gas, Inc.	4.1%
10.	Diamondback Energy, Inc.	3.9%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Production volume growth potential over many years
●	Substantial acreage interests in premier North American oil and gas reservoirs, including shale
●	High-quality, financially disciplined management teams
●	Total-return potential

Value of $1,000,000 vs. S&P 500® Index
Since inception on April 1, 2013 through May 31, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through May 31, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
EQT Corporation	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices
Laredo Petroleum, Inc.	Upstream liquids producer	Key acreage in the Permian, currently the most economic U.S. oil basin
Continental Resources, Inc.	Upstream liquids producer	Improved crude oil prices and well performance from South Central Oklahoma Oil Province (SCOOP)
Range Resources Corporation	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices and natural gas liquids (NGLs) demand
Rice Energy Inc.	Upstream natural gas producer	Northeast natural gas production growth supported by improved outlook on natural gas prices

●	Natural gas producers, particularly those in the Marcellus basin contributed the most to performance.

Bottom five detractors	Company type	Performance driver
Devon Energy Corporation	Upstream natural gas producer	Downgraded by Moody’s (a credit rating agency) due to weak commodity prices earlier in the year and a flat production forecast
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Downgraded by Moody’s due to weak commodity prices earlier in the year and flat production forecast
EOG Resources, Inc.	Upstream liquids producer	Downgraded by Moody’s due to weak commodity prices earlier in the year and a flat production forecast
Noble Energy, Inc.	Upstream natural gas producer	Downgraded by Moody’s due to weak commodity prices earlier in the year and a flat production forecast
Whiting Petroleum Corporation	Upstream liquids producer	Stretched balance sheet limiting ability to grow production

Total returns (as of May 31, 2016)

Ticker	Class	6 months	1 year	3 years	Since inception(1)	Gross expense ratio
TNPIX	Institutional	8.53%	-12.76%	-4.58%	-3.93%	3.14%
TNPTX	Investor (excluding load)	8.32%	-13.04%	-4.81%	-4.18%	3.39%
TNPTX	Investor (maximum load)	2.12%	-18.08%	-6.68%	-5.95%	3.39%
TNPCX	C Class (excluding CDSC)	7.82%	-13.70%	-5.54%	-4.90%	4.14%
TNPCX	C Class (including CDSC)	6.82%	-14.56%	-5.54%	-4.90%	4.14%
S&P 500® Index(2)		1.93%	1.72%	11.06%	12.09%	—
TNEPT(3)		4.89%	-18.85%	-10.76%	-9.87%	—

(1)	Reflects period from fund inception on April 1, 2013 through May 31, 2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	5

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Net expense ratio(1)	0.99%		1.24%		1.99%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2016)

1.	Spectra Energy Corporation	9.9%
2.	Enbridge Inc.	7.4%
3.	TransCanada Corporation	7.2%
4.	ONEOK, Inc.	6.8%
5.	The Williams Companies, Inc.	6.1%
6.	Kinder Morgan, Inc.	5.0%
7.	Cheniere Energy, Inc.	4.6%
8.	Targa Resources Corp.	3.9%
9.	Plains GP Holdings, L.P.	3.7%
10.	Enterprise Products Partners L.P.	3.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through May 31, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Steady cash flows from fee-based contracts and announced purchase of Columbia Pipeline Group, Inc.
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition by TransCanada Corporation
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a combination of a completed rollup transaction and preferred issuance that solved capital market needs

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concerns regarding proforma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P., and Chesapeake counterparty risk
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut in December to preserve credit rating
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage
Markwest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
EnLink Midstream, LLC	Midstream gathering and processing company	Concerns due to leverage and unhedged commodity price risk

Total returns (as of May 31, 2016)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	8.55%	-22.98%	-1.17%	7.00%	7.00%	0.99%
TORTX	Investor (excluding load)	8.39%	-23.14%	-1.43%	6.70%	6.70%	1.24%
TORTX	Investor (maximum load)	2.12%	-27.57%	-3.36%	5.44%	5.44%	1.24%
TORCX	C Class (excluding CDSC)	7.98%	-23.77%	-2.17%	N/A	5.89%	1.99%
TORCX	C Class (including CDSC)	6.98%	-24.50%	-2.17%	N/A	5.89%	1.99%
S&P 500® Index(2)		1.93%	1.72%	11.06%	11.67%	11.67%	—
TNAPT(3)		9.96%	-16.22%	1.26%	N/A	N/A	—

(1)	Reflects period from fund inception on May 31, 2011 through May 31, 2016. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	7

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 3/31/2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of May 31, 2016)

1	.	Schlumberger Limited	7.3%
2	.	Anadarko Petroleum Corporation	6.3%
3	.	Pioneer Natural Resources Company	5.4%
4	.	EOG Resources, Inc.	5.4%
5	.	ONEOK, Inc.	5.3%
6	.	Lyondellbasell Industries N.V.	5.0%
7	.	Tesoro Corporation	4.9%
8	.	EQT Corporation	4.9%
9	.	Valero Energy Corporation	4.8%
10	.	The Williams Companies, Inc.	4.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through May 31, 2016

This chart illustrates the performance of a hypothetical $1,000,000 investment made on Sept. 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on Sept. 30, 2013 through May 31, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

8	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition by TransCanada Corporation
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a combination of a completed rollup transaction and preferred issuance that solved capital market needs
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Improvement after reaching lows due to concerns regarding leverage and dividend sustainability

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concerns regarding proforma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P., and Chesapeake counterparty risk
Tesoro Corporation	Downstream refiner	Concerns over weaker west coast refining margins
Valero Energy Corporation	Downstream refiner	Concerns over weaker west coast refining margins
Westlake Chemical Corporation	Downstream petrochemical company	Announced proposed acquisition of competitor in a potentially dilutive stock-for-stock transaction and a negative outlook for declining operating margins
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage

Total returns (as of May 31, 2016)

Ticker	Class	6 months	1 year	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-1.15%	-17.43%	-4.57%	1.66%
TOPTX	Investor (excluding load)	-1.25%	-17.56%	-4.79%	1.91%
TOPTX	Investor (maximum load)	-6.96%	-22.28%	-6.88%	1.91%
TOPCX	C Class (excluding CDSC)	-1.48%	-18.10%	-5.45%	2.66%
TOPCX	C Class (including CDSC)	-2.46%	-18.92%	-5.45%	2.66%
S&P 500® Index(2)		1.93%	1.72%	10.95%	—
S&P Energy Select Sector® Index(3)		-0.02%	-12.08%	-5.48%	—

(1)	Reflects period from fund inception on Sept. 30, 2013 through May 31, 2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	9

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

10	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 – May 31, 2016).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Energy Independence Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2015
	(12/01/2015)	(05/31/2016)	to 05/31/2016)
Institutional Class Actual(2)	$1,000.00	$1,085.30	$5.73
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.50	$5.55
Investor Class Actual(2)	$1,000.00	$1,083.20	$7.03
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.81
C Class Actual(2)	$1,000.00	$1,078.20	$10.91
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.50	$10.58

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2016 of 8.53%, 8.32% and 7.82% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise Capital Advisors	11

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2015
	(12/01/2015)	(05/31/2016)	to 05/31/2016)
Institutional Class Actual(2)	$1,000.00	$1,085.50	$5.16
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.00
Investor Class Actual(2)	$1,000.00	$1,083.90	$6.46
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.26
C Class Actual(2)	$1,000.00	$1,079.80	$10.35
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.05	$10.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.99%, 1.24%, and 1.99% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2016 of 8.55%, 8.39% and 7.98% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2015
	(12/01/2015)	(05/31/2016)	to 05/31/2016)
Institutional Class Actual(2)	$1,000.00	$988.50	$5.47
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.50	$5.55
Investor Class Actual(2)	$1,000.00	$987.50	$6.71
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.81
C Class Actual(2)	$1,000.00	$985.20	$10.42
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.50	$10.58

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2016 of (1.15)%, (1.25)% and (1.48)% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

12	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise North American Energy Independence Fund
Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 100.0%(1)
United States Oil & Gas Production — 100.0%(1)
Anadarko Petroleum Corporation	7,415	$384,542
Antero Resources Corporation(2)	4,468	129,706
Cabot Oil & Gas Corporation	6,168	147,847
Carrizo Oil & Gas, Inc.(2)	4,247	163,510
Cimarex Energy Co.	1,602	186,281
Concho Resources Inc.(2)	1,496	181,525
Continental Resources, Inc.(2)	4,625	194,528
Devon Energy Corporation	3,066	110,652
Diamondback Energy, Inc.(2)	1,702	154,797
EOG Resources, Inc.	3,964	322,511
EQT Corporation	4,280	313,510
Gulfport Energy Corporation(2)	4,918	151,179
Laredo Petroleum, Inc.(2)	6,075	73,568
Memorial Resource Development Corp.(2)	8,653	136,717
Newfield Exploration Company(2)	4,193	170,949
Noble Energy, Inc.	3,059	109,359
Occidental Petroleum Corporation	823	62,087
Parsley Energy, Inc.(2)	3,170	82,642
PDC Energy, Inc.(2)	2,362	137,114
Pioneer Natural Resources Company	2,126	340,840
Range Resources Corporation	2,354	100,257
Rice Energy Inc.(2)	6,505	131,726
RSP Permian, Inc.(2)	4,199	138,273
Whiting Petroleum Corporation(2)	3,058	37,766
Total Common Stock
(Cost $3,661,711)		3,961,886

Short-Term Investment — 2.5%(1)
United States Investment Company — 2.5%(1)
Fidelity Institutional Money Market
Portfolio — Class I, 0.33%(3)
(Cost $98,996)	98,996	98,996

Total Investments — 102.5%(1)
(Cost $3,760,707)		4,060,882
Liabilities in Excess of
Other Assets, Net — (2.5)%(1)		(100,423)
Total Net Assets — 100.0%(1)		$3,960,459

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 73.2%(1)
Canadian Crude Oil Pipelines — 13.0%(1)
Enbridge Inc.	3,353,663	$133,777,617
Inter Pipeline Ltd.	2,924,964	59,442,781
Pembina Pipeline Corporation	1,733,227	50,846,259
		244,066,657
Canadian Natural Gas/Natural Gas Liquids Pipelines — 8.7%(1)
Keyera Corp.	1,067,830	31,855,347
TransCanada Corporation	3,157,272	130,900,497
		162,755,844
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.4%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	1,806,071	7,161,951
United States Crude Oil Pipelines — 6.0%(1)
Plains GP Holdings, L.P.	7,105,863	66,724,054
SemGroup Corp.	1,428,384	45,408,327
		112,132,381
United States Local Distribution Company — 3.1%(1)
NiSource Inc.	2,439,352	58,202,939
United States Natural Gas Gathering/Processing — 11.4%(1)
EnLink Midstream, LLC	2,041,114	31,984,256
Targa Resources Corp.	1,653,054	70,800,303
The Williams Companies, Inc.	4,991,458	110,610,709
		213,395,268
United States Natural Gas/Natural Gas Liquids Pipelines — 30.0%(1)
Cheniere Energy, Inc.(2)	2,600,236	83,545,583
Columbia Pipeline Group, Inc.	2,264,684	57,840,029
Kinder Morgan, Inc.	5,029,957	90,941,623
National Fuel Gas Company	494,184	27,180,120
ONEOK, Inc.	2,859,955	123,693,054
Spectra Energy Corporation	5,609,047	178,704,237
		561,904,646
United States Refined Product Pipelines — 0.6%(1)
VTTI Energy Partners LP	601,863	12,217,819
Total Common Stock
(Cost $1,618,055,413)		1,371,837,505

Master Limited Partnerships — 23.2%(1)
United States Crude Oil Pipelines — 5.8%(1)
Genesis Energy, L.P.	369,128	13,905,052
Plains All American Pipeline, L.P.	1,279,864	29,603,254
Shell Midstream Partners, L.P.	651,272	21,980,430
Sunoco Logistics Partners L.P.	933,683	25,629,598
Tesoro Logistics LP	360,871	17,736,810
		108,855,144
United States Natural Gas Gathering/Processing — 4.3%(1)
Antero Midstream Partners LP	268,990	6,617,154
MPLX LP	1,285,391	41,003,973
Rice Midstream Partners LP	228,143	4,172,736
Western Gas Equity Partners, LP	124,605	5,239,640
Western Gas Partners, LP	447,224	22,285,172
		79,318,675
United States Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
Columbia Pipeline Partners LP	263,637	3,883,373
Energy Transfer Equity, L.P.	2,546,617	32,189,239
Energy Transfer Partners, L.P.	250,298	9,075,805
Enterprise Products Partners L.P.	2,339,279	64,938,385
EQT GP Holdings LP	142,096	3,708,706
EQT Midstream Partners LP	216,900	16,347,753
ONEOK Partners, L.P.	109,679	4,162,318
Spectra Energy Partners, LP	70,316	3,160,001
Tallgrass Energy Partners, LP	120,838	5,469,128
		142,934,708
United States Refined Product Pipelines — 5.5%(1)
Buckeye Partners, L.P.	474,874	34,152,938
Magellan Midstream Partners, L.P.	583,346	40,863,387
Phillips 66 Partners LP	235,087	12,913,329
Valero Energy Partners LP	327,262	15,142,413
		103,072,067
Total Master Limited Partnerships
(Cost $458,263,049)		434,180,594

Short-Term Investment — 2.6%(1)
United States Investment Company — 2.6%(1)
Fidelity Institutional Money Market
Portfolio — Class I, 0.33%(3)
(Cost $48,773,053)	48,773,053	48,773,053

Total Investments — 99.0%(1)
(Cost $2,125,091,515)		1,854,791,152
Other Assets in Excess of
Liabilities, Net — 1.0%(1)		19,076,100
Total Net Assets — 100.0%(1)		$1,873,867,252

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

14	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise Select Opportunity Fund
Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 98.8%(1)
The Netherlands Petrochemical — 5.0%(1)
LyondellBasell Industries N.V.	19,151	$1,558,125
United States Crude Oil Pipelines — 2.3%(1)
Plains GP Holdings, L.P.	77,660	729,227
United States Natural Gas Gathering/Processing — 7.9%(1)
Targa Resources Corp.	24,455	1,047,408
The Williams Companies, Inc.	63,999	1,418,218
		2,465,626
United States Natural Gas/Natural Gas Liquids Pipelines — 15.0%(1)
Cheniere Energy, Inc.(2)	33,773	1,085,127
ONEOK, Inc.	38,214	1,652,756
Spectra Energy Corporation	35,004	1,115,227
Tallgrass Energy Partners, LP	35,700	858,228
		4,711,338
United States Oil & Gas Production — 37.7%(1)
Anadarko Petroleum Corporation	37,926	1,966,842
Carrizo Oil & Gas, Inc.(2)	19,174	738,199
Diamondback Energy, Inc.(2)	8,111	737,696
EOG Resources, Inc.	20,490	1,667,066
EQT Corporation	20,664	1,513,638
Memorial Resource Development Corp.(2)	49,339	779,556
Newfield Exploration Company(2)	17,118	697,901
PDC Energy, Inc.(2)	7,919	459,698
Pioneer Natural Resources Company	10,499	1,683,200
Rice Energy Inc.(2)	46,358	938,750
RSP Permian, Inc.(2)	20,252	666,898
		11,849,444
United States Oilfield Services — 10.3%(1)
Halliburton Company	22,442	946,603
Schlumberger Limited	29,856	2,278,013
		3,224,616
United States Petrochemical — 3.0%(1)
Westlake Chemical Corporation	21,394	944,117
United States Power/Utility — 1.6%(1)
NextEra Energy Partners, LP	17,569	501,244
United States Refined Product Pipelines — 1.1%(1)
VTTI Energy Partners LP	16,340	331,702
United States Refining — 14.9%(1)
Marathon Petroleum Corporation	15,295	532,725
Phillips 66	14,245	1,144,728
Tesoro Corporation	19,436	1,517,563
Valero Energy Corporation	27,370	1,497,139
		4,692,155
Total Common Stock
(Cost $28,458,901)		31,007,594

Short-Term Investment — 1.2%(1)
United States Investment Company — 1.2%(1)
Invesco Liquid Assets Portfolio,
Institutional Class, 0.44%(3)
(Cost $365,489)	365,489	365,489

Total Investments — 100.0%(1)
(Cost $28,824,390)		31,373,083
Other Assets in Excess of
Liabilities, Net — 0.0%(1)		14,641
Total Net Assets — 100.0%(1)		$31,387,724

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	15

Statements of Assets & Liabilities (unaudited)
May 31, 2016

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value (cost $3,760,707, $2,125,091,515,
and $28,824,390, respectively)	$4,060,882	$1,854,791,152	$31,373,083
Dividends & interest receivable	281	3,912,894	91,675
Receivable for capital shares sold	21,548	22,210,494	29,294
Receivable for Adviser expense reimbursement	21,501	—	16,222
Prepaid expenses and other assets	28,765	68,583	17,792
Total assets	4,132,977	1,880,983,123	31,528,066
Liabilities:
Payable for capital shares redeemed	124,661	5,297,361	63,090
Payable to Adviser	2,737	1,308,832	22,081
Payable for fund administration & accounting fees	14,583	138,224	14,932
Payable for compliance fees	1,670	1,680	1,668
Payable for custody fees	—	17,072	—
Payable for transfer agent fees & expenses	9,065	203,595	10,825
Payable to trustees	430	2,070	413
Accrued expenses	18,113	50,438	24,491
Accrued distribution fees	1,259	96,599	2,842
Total liabilities	172,518	7,115,871	140,342
Net Assets	$3,960,459	$1,873,867,252	$31,387,724

Net Assets Consist of:
Capital Stock	$10,712,185	$2,266,321,606	$47,659,079
Undistributed (accumulated) net investment income (loss)	(28,896)	11,817,321	157,262
Accumulated net realized loss on investments	(7,023,005)	(133,945,372)	(18,977,310)
Net unrealized appreciation (depreciation) of investments
and translations of foreign currency	300,175	(270,326,303)	2,548,693
Net Assets	$3,960,459	$1,873,867,252	$31,387,724

Institutional Class
Net Assets	$2,076,652	$1,639,518,500	$28,078,500
Shares issued and outstanding(1)	250,998	137,933,375	3,236,721
Net asset value, redemption price and minimum offering price per share	$8.27	$11.89	$8.67

Investor Class
Net Assets	$1,464,598	$187,047,776	$2,140,965
Shares issued and outstanding(1)	178,503	15,814,213	247,020
Net asset value, redemption price and minimum offering price per share	$8.20	$11.83	$8.67
Maximum offering price per share(2)	$8.70	$12.55	$9.20

C Class
Net Assets	$419,209	$47,300,976	$1,168,259
Shares issued and outstanding(1)	52,371	4,031,902	137,150
Net asset value, redemption price and minimum offering price per share	$8.00	$11.73	$8.52

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

16	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2016

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$18,598	$31,391,130	$382,694
Distributions from master limited partnerships	—	11,688,173	—
Less: return of capital on distributions	—	(16,092,671)	—
Less: foreign taxes withheld	(141)	(1,169,708)	—
Net dividends and distributions from investments	18,457	25,816,924	382,694
Dividends from money market mutual funds	160	73,102	1,518
Total investment income	18,617	25,890,026	384,212
Expenses:
Fund administration & accounting fees (See Note 5)	45,021	356,118	45,543
Transfer agent fees & expenses (See Note 5)	24,913	434,274	30,015
Audit & tax fees	19,492	24,159	14,529
Registration fees	17,702	53,428	21,858
Advisory fees (See Note 5)	16,189	6,131,102	134,679
Legal fees	5,760	5,488	5,472
Trustee fees (See Note 5)	4,951	7,580	4,938
Compliance fees (See Note 5)	4,921	4,921	4,920
Custody fees (See Note 5)	4,100	37,446	5,706
Other	3,307	26,177	4,944
Shareholder communication fees	1,022	67,291	1,734
Distribution fees (See Note 6):
Investor Class	1,189	154,701	2,256
C Class	1,796	204,782	5,705
Total expenses before interest expense on line of credit	150,363	7,507,467	282,299
Interest expense on line of credit	—	384	—
Total expenses before reimbursement	150,363	7,507,851	282,299
Less: expense reimbursement by Adviser	(126,427)	—	(100,047)
Net expenses	23,936	7,507,851	182,252
Net Investment Income (Loss)	(5,319)	18,382,175	201,960
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized loss on investments, including
foreign currency gain (loss)	(4,277,884)	(123,269,363)	(10,438,113)
Net change in unrealized appreciation of investments
and translations of foreign currency	3,592,782	278,282,217	6,209,083
Net Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency	(685,102)	155,012,854	(4,229,030)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(690,421)	$173,395,029	$(4,027,070)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	17

Statements of Changes in Net Assets

	Tortoise North American
	Energy Independence Fund
		Year Ended
	Six Months Ended	November 30,
	May 31, 2016	2015
	(unaudited)
Operations
Net investment income (loss)	$(5,319)	$(23,499)
Net realized gain (loss) on investments, including foreign currency gain (loss)	(4,277,884)	(2,687,831)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	3,592,782	183,940
Net increase (decrease) in net assets resulting from operations	(690,421)	(2,527,390)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	501,025	1,523,371
Proceeds from reinvestment of distributions	—	638,419
Payments for shares redeemed	(6,042,751)	(4,149,419)
Increase (decrease) in net assets from Institutional Class transactions	(5,541,726)	(1,987,629)
Investor Class:
Proceeds from shares sold	1,036,805	686,633
Proceeds from reinvestment of distributions	—	43,739
Payments for shares redeemed	(480,474)	(661,340)
Increase (decrease) in net assets from Investor Class transactions	556,331	69,032
C Class:
Proceeds from shares sold	41,701	86,755
Proceeds from reinvestment of distributions	—	53,791
Payments for shares redeemed	(77,461)	(422,030)
Increase (decrease) in net assets from C Class transactions	(35,760)	(281,484)
Net increase (decrease) in net assets resulting from capital share transactions	(5,021,155)	(2,200,081)
Distributions to Shareholders
From net investment income
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
From net realized gains
Institutional Class	—	(652,727)
Investor Class	—	(61,993)
C Class	—	(61,130)
From return of capital
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
Total distributions to shareholders	—	(775,850)
Total Increase (Decrease) in Net Assets	(5,711,576)	(5,503,321)
Net Assets
Beginning of period	9,672,035	15,175,356
End of period	$3,960,459	$9,672,035
Undistributed (accumulated) net investment income (loss), end of period	$(28,896)	$(23,577)

See accompanying Notes to Financial Statements.

18	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended		Year Ended
Six Months Ended	November 30,	Six Months Ended	November 30,
May 31, 2016	2015	May 31, 2016	2015
(unaudited)		(unaudited)

$18,382,175	$32,434,748	$201,960	$283,143
(123,269,363)	26,204,588	(10,438,113)	(7,768,347)

278,282,217	760,053,009)	6,209,083	3,278,959
173,395,029	(701,413,673)	(4,027,070)	(4,206,245)

783,006,892	1,386,375,286	17,844,852	29,741,671
24,614,560	30,657,393	269,461	52,709
(529,081,930)	(1,151,731,179)	(20,897,073)	(20,963,491)
278,539,522	265,301,500	(2,782,760)	8,830,889

103,916,875	136,918,292	603,744	5,201,437
3,709,293	4,426,027	4,146	2,360
(54,174,086)	(202,875,167)	(762,507)	(8,245,340)
53,452,082	(61,530,848)	(154,617)	(3,041,543)

5,240,333	17,813,844	450,388	1,046,289
998,409	1,210,121	3,092	10
(9,465,539)	(23,622,252)	(387,741)	(21,347)
(3,226,797)	(4,598,287)	65,739	1,024,952
328,764,807	199,172,365	(2,871,638)	6,814,298

(34,052,072)	(38,193,739)	(279,096)	(53,791)
(3,525,637)	(3,881,215)	(4,512)	(2,514)
(957,179)	(966,245)	(3,191)	(13)

—	(2,409,030)	—	—
—	(239,175)	—	—
—	(96,143)	—	—

(3,545,115)	(7,585,642)	—	—
(406,706)	(769,829)	—	—
(104,020)	(198,482)	—	—
(42,590,729)	(54,339,500)	(286,799)	(56,318)
459,569,107	(556,580,808)	(7,185,507)	2,551,735

1,414,298,145	1,970,878,953	38,573,231	36,021,496
$1,873,867,252	$1,414,298,145	$31,387,724	$38,573,231
$11,817,321	$36,025,875	$157,262	$242,101

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

Statements of Changes in Net Assets (continued)

	Tortoise North American
	Energy Independence Fund
		Year Ended
	Six Months Ended	November 30,
	May 31, 2016	2015
	(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	61,100	164,275
Shares issued to holders in reinvestment of dividends	—	67,629
Shares redeemed	(914,698)	(466,792)
Increase (decrease) in Institutional Class shares outstanding	(853,598)	(234,888)
Investor Class:
Shares sold	146,220	79,126
Shares issued to holders in reinvestment of dividends	—	4,648
Shares redeemed	(71,428)	(77,266)
Increase (decrease) in Investor Class shares outstanding	74,792	6,508
C Class:
Shares sold	1,983	9,905
Shares issued to holders in reinvestment of dividends	—	5,796
Shares redeemed	(12,691)	(51,211)
Increase (decrease) in C Class shares outstanding	(10,708)	(35,510)
Net increase (decrease) in shares outstanding	(789,514)	(263,890)

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
	Year Ended		Year Ended
Six Months Ended	November 30,	Six Months Ended	November 30,
May 31, 2016	2015	May 31, 2016	2015
(unaudited)		(unaudited)

78,429,450	93,905,056	2,231,500	3,207,559
2,285,530	2,428,826	34,370	5,423
(52,907,486)	(82,800,052)	(2,997,994)	(2,255,989)
27,807,494	13,533,830	(732,124)	956,993

9,930,796	8,961,730	74,001	509,947
343,987	342,381	529	243
(5,435,368)	(14,089,448)	(99,361)	(826,771)
4,839,415	(4,785,337)	(24,831)	(316,581)

509,024	1,164,769	56,660	114,823
96,176	98,702	400	1
(964,682)	(1,667,942)	(52,607)	(2,401)
(359,482)	(404,471)	4,453	112,423
32,287,427	8,344,022	(752,502)	752,835

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

Tortoise North American Energy Independence Fund
Financial Highlights
Institutional Class

							Period from
			Year Ended		Year Ended		April 1, 2013(1)
	Six Months Ended		November 30,		November 30,		to
	May 31, 2016		2015		2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$7.62		$9.90		$11.53		$10.00
Investment operations:
Net investment loss	(—	)(3)(4)	(—	)(3)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	0.65		(1.67)		(1.58)		1.54
Total from investment operations	0.65		(1.67)		(1.63)		1.53
Less distributions from:
Net investment income	—		—		—		—
Net realized gains	—		(0.61)		(—	)(3)	—
Total distributions	—		(0.61)		(—	)(3)	—
Net asset value, end of period	$8.27		$7.62		$9.90		$11.53
Total Return(5)	8.53%		(18.03)%		(14.12)%		15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,077		$8,419		$13,257		$14,017
Ratio of expenses to average net assets:
Before expense reimbursement(6)	7.74%		3.14%		2.52%		6.14%
After expense reimbursement(6)	1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement(6)	(6.76)%		(2.15)%		(1.88)%		(5.50)%
After expense reimbursement(6)	(0.12)%		(0.11)%		(0.46)%		(0.46)%
Portfolio turnover rate(5)	43%		40%		73%		21%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
Investor Class

						Period from
			Year Ended	Year Ended		April 1, 2013(1)
	Six Months Ended		November 30,	November 30,		to
	May 31, 2016		2015	2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$7.57		$9.86	$11.52		$10.00
Investment operations:
Net investment loss	(0.01	)(3)	(0.05)	(0.07)		(0.03)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	0.64		(1.63)	(1.59)		1.55
Total from investment operations	0.63		(1.68)	(1.66)		1.52
Less distributions from:
Net investment income	—		—	—		—
Net realized gains	—		(0.61)	(—	)(4)	—
Total distributions	—		(0.61)	(—	)(4)	—
Net asset value, end of period	$8.20		$7.57	$9.86		$11.52
Total Return(5)(6)	8.32%		(18.22)%	(14.39)%		15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,464		$785	$959		$404
Ratio of expenses to average net assets:
Before expense reimbursement(7)	7.99%		3.39%	2.77%		6.39%
After expense reimbursement(7)	1.35%		1.35%	1.35%		1.35%
Ratio of net investment loss to average net assets:
Before expense reimbursement(7)	(7.01)%		(2.40)%	(2.13)%		(5.75)%
After expense reimbursement(7)	(0.37)%		(0.36)%	(0.71)%		(0.71)%
Portfolio turnover rate(6)	43%		40%	73%		21%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
C Class

						Period from
			Year Ended	Year Ended		April 1, 2013(1)
	Six Months Ended		November 30,	November 30,		to
	May 31, 2016		2015	2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$7.42		$9.74	$11.46		$10.00
Investment operations:
Net investment loss	(0.04	)(3)	(0.29)	(0.16)		(0.06)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	0.62		(1.42)	(1.56)		1.52
Total from investment operations	0.58		(1.71)	(1.72)		1.46
Less distributions from:
Net investment income	—		—	—		—
Net realized gains	—		(0.61)	(—	)(4)	—
Total distributions	—		(0.61)	(—	)(4)	—
Net asset value, end of period	$8.00		$7.42	$9.74		$11.46
Total Return(5)(6)	7.82%		(18.78)%	(14.99)%		14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$419		$468	$960		$837
Ratio of expenses to average net assets:
Before expense reimbursement(7)	8.74%		4.14%	3.52%		7.14%
After expense reimbursement(7)	2.10%		2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement(7)	(7.76)%		(3.15)%	(2.88)%		(6.50)%
After expense reimbursement(7)	(1.12)%		(1.11)%	(1.46)%		(1.46)%
Portfolio turnover rate(6)	43%		40%	73%		21%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

						Period from
		Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2011(1)
	Six Months Ended	November 30,	November 30,	November 30,	November 30,	to
	May 31, 2016	2015	2014	2013	2012	November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.28	$16.84	$15.16	$12.60	$11.09	$10.00
Investment operations:
Net investment income(3)	0.14 (4)	0.24	0.15	0.15	0.07	0.04
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(3)	0.79	(5.37)	2.87	2.64	1.51	1.05
Total from investment
operations	0.93	(5.13)	3.02	2.79	1.58	1.09
Less distributions from:
Net investment income	(0.29)	(0.34)	(0.28)	(0.09)	(0.04)	—
Net realized gains	—	(0.02)	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.03)	(0.07)	(0.08)	—	—	—
Total distributions	(0.32)	(0.43)	(1.34)	(0.23)	(0.07)	—
Net asset value, end of period	$11.89	$11.28	$16.84	$15.16	$12.60	$11.09
Total Return(5)	8.55%	(30.71)%	19.97%	22.60%	14.32%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,639,518	$1,242,133	$1,627,019	$874,170	$337,740	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement/
recoupment(6)	0.99%	0.99%	1.00%	1.04%	1.20%	3.90%
After expense reimbursement/
recoupment(6)	0.99%	0.99%	1.00%	1.08%	1.11%	1.10%
Ratio of expenses excluding interest
expenses to average net assets:
Before expense reimbursement/
recoupment(6)	0.99%	0.99%	1.00%	1.04%	1.19%	3.90%
After expense reimbursement/
recoupment(6)	0.99%	0.99%	1.00%	1.08%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/
recoupment(6)	2.59%	1.71%	0.95%	1.43%	1.55%	(1.44)%
After expense reimbursement/
recoupment(6)	2.59%	1.71%	0.95%	1.39%	1.64%	1.36%
Portfolio turnover rate(5)	16%	34%	34%	25%	37%	46%

(1)	Inception date of the Institutional Class.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital.
(4)	Per share amounts calculated using average shares method.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

						Period from
		Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2011(1)
	Six Months Ended	November 30,	November 30,	November 30,	November 30,	to
	May 31, 2016	2015	2014	2013	2012	November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.23	$16.76	$15.07	$12.54	$11.06	$10.00
Investment operations:
Net investment income(3)	0.12 (4)	0.31	0.12	0.10	0.03	0.06
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(3)	0.78	(5.45)	2.85	2.64	1.51	1.00
Total from investment
operations	0.90	(5.14)	2.97	2.74	1.54	1.06
Less distributions from:
Net investment income	(0.27)	(0.30)	(0.22)	(0.07)	(0.03)	—
Net realized gains	—	(0.02)	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.03)	(0.07)	(0.08)	—	—	—
Total distributions	(0.30)	(0.39)	(1.28)	(0.21)	(0.06)	—
Net asset value, end of period	$11.83	$11.23	$16.76	$15.07	$12.54	$11.06
Total Return(5)(6)	8.39%	(30.90)%	19.70%	22.31%	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$187,048	$123,237	$264,146	$191,964	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement/
recoupment(7)	1.24%	1.24%	1.25%	1.29%	1.45%	4.15%
After expense reimbursement/
recoupment(7)	1.24%	1.24%	1.25%	1.33%	1.36%	1.35%
Ratio of expenses excluding interest
expenses to average net assets:
Before expense reimbursement/
recoupment(7)	1.24%	1.24%	1.25%	1.29%	1.44%	4.15%
After expense reimbursement/
recoupment(7)	1.24%	1.24%	1.25%	1.33%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/
recoupment(7)	2.34%	1.46%	0.70%	1.18%	1.30%	(1.72)%
After expense reimbursement/
recoupment(7)	2.34%	1.46%	0.70%	1.14%	1.39%	1.08%
Portfolio turnover rate(6)	16%	34%	34%	25%	37%	46%

(1)	Inception date of the Investor Class.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

					Period from
		Year Ended	Year Ended	Year Ended	September 19, 2012(1)
	Six Months Ended	November 30,	November 30,	November 30,	to
	May 31, 2016	2015	2014	2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$11.14	$16.62	$14.93	$12.52	$12.68
Investment operations:
Net investment income(3)	0.08 (4)	0.12	0.04	0.09	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	0.77	(5.32)	2.77	2.53	(0.17)
Total from investment operations	0.85	(5.20)	2.81	2.62	(0.16)
Less distributions from:
Net investment income	(0.23)	(0.19)	(0.07)	(0.07)	—
Net realized gains	—	(0.02)	(0.98)	(0.14)	—
Return of capital	(0.03)	(0.07)	(0.07)	—	—
Total distributions	(0.26)	(0.28)	(1.12)	(0.21)	—
Net asset value, end of period	$11.73	$11.14	$16.62	$14.93	$12.52
Total Return(5)(6)	7.98%	(31.42)%	18.81%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$47,301	$48,928	$79,714	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(7)	1.99%	1.99%	2.00%	2.04%	2.19%
After expense reimbursement/recoupment(7)	1.99%	1.99%	2.00%	2.08%	2.11%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(7)	1.99%	1.99%	2.00%	2.04%	2.18%
After expense reimbursement/recoupment(7)	1.99%	1.99%	2.00%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment(7)	1.59%	0.71%	(0.05)%	0.43%	0.57%
After expense reimbursement/recoupment(7)	1.59%	0.71%	(0.05)%	0.39%	0.65%
Portfolio turnover rate(6)	16%	34%	34%	25%	37%

(1)	Inception date of the C Class.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014 and 2013 and the period from September 19, 2012 to November 30, 2012 do not reflect the change in estimate of investment income and return of capital.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

				Period from
		Year Ended	Year Ended	September 30, 2013(1)
	Six Months Ended	November 30,	November 30,	to
	May 31, 2016	2015	2014	November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$8.83	$9.95	$10.06	$10.00
Investment operations:
Net investment income	0.04	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.15)	(1.17)	(0.02)	0.05
Total from investment operations	(0.11)	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.05)	(0.02)	(0.02)	—
Net realized gains	—	—	(0.08)	—
Total distributions	(0.05)	(0.02)	(0.10)	—
Net asset value, end of period	$8.67	$8.83	$9.95	$10.06
Total Return(3)	(1.15)%	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$28,079	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.73%	1.66%	2.28%	25.20%
After expense reimbursement(4)	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(4)	0.69%	0.22%	(0.98)%	(23.09)%
After expense reimbursement(4)	1.32%	0.78%	0.20%	1.01%
Portfolio turnover rate(3)	112%	126%	131%	44%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise Select Opportunity Fund
Financial Highlights (continued)
Investor Class

					Period from
		Year Ended	Year Ended		September 30, 2013(1)
	Six Months Ended	November 30,	November 30,		to
	May 31, 2016	2015	2014		November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$8.80	$9.93	$10.06		$10.00
Investment operations:
Net investment income (loss)	0.04	0.07	(—	)(3)	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.15)	(1.19)	(0.04)		0.05
Total from investment operations	(0.11)	(1.12)	(0.04)		0.06
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)		—
Net realized gains	—	—	(0.08)		—
Total distributions	(0.02)	(0.01)	(0.09)		—
Net asset value, end of period	$8.67	$8.80	$9.93		$10.06
Total Return(4)(5)	(1.25)%	(11.34)%	(0.38)%		0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,141	$2,392	$5,845		$60
Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.98%	1.91%	2.53%		25.45%
After expense reimbursement(6)	1.35%	1.35%	1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(6)	0.44%	(0.03)%	(1.23)%		(23.34)%
After expense reimbursement(6)	1.07%	0.53%	(0.05)%		0.76%
Portfolio turnover rate(5)	112%	126%	131%		44%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

					Period from
		Year Ended		Year Ended	September 30, 2013(1)
	Six Months Ended	November 30,		November 30,	to
	May 31, 2016	2015		2014	November 30, 2013
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$8.67	$9.86		$10.05	$10.00
Investment operations:
Net investment income (loss)	0.01	0.04		(0.06)	— (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(0.14)	(1.23)		(0.05)	0.05
Total from investment operations	(0.13)	(1.19)		(0.11)	0.05
Less distributions from:
Net investment income	(0.02)	(—	)(3)	—	—
Net realized gains	—	—		(0.08)	—
Total distributions	(0.02)	(—	)(3)	(0.08)	—
Net asset value, end of period	$8.52	$8.67		$9.86	$10.05
Total Return(4)(5)	(1.48)%	(12.06)%		(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,168	$1,151		$200	$50
Ratio of expenses to average net assets:
Before expense reimbursement(6)	2.73%	2.66%		3.28%	26.20%
After expense reimbursement(6)	2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(6)	(0.31)%	(0.78)%		(1.98)%	(24.09)%
After expense reimbursement(6)	0.32%	(0.22)%		(0.80)%	0.01%
Portfolio turnover rate(5)	112%	126%		131%	44%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited)
May 31, 2016

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Energy Independence Fund (“North American Energy Independence Fund”), the Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services- Investment Companies.

The investment objective of the North American Energy Independence Fund is total return. The North American Energy Independence Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The North American Energy Independence Fund commenced operations on April 1, 2013.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2016, the Funds did not incur any interest or penalties. The North American Energy Independence Fund and the Select Opportunity Fund are each subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The MLP & Pipeline Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2012 through 2015.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The North American Energy Independence Fund and the Select Opportunity Fund distribute all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Tortoise Capital Advisors	31

Notes to Financial Statements (unaudited) (continued)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2016, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

32	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2016:

North American Energy Independence Fund	Level 1	Level 2	Level 3	Total
Common stock	$3,961,886	$—	$—	$3,961,886
Short-term investment	98,996	—	—	98,996
Total investments in securities	$4,060,882	$—	$—	$4,060,882

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,371,837,505	$—	$—	$1,371,837,505
Master limited partnerships	434,180,594	—	—	434,180,594
Short-term investment	48,773,053	—	—	48,773,053
Total investments in securities	$1,854,791,152	$—	$—	$1,854,791,152

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$31,007,594	$—	$—	$31,007,594
Short-term investment	365,489	—	—	365,489
Total investments in securities	$31,373,083	$—	$—	$31,373,083

Refer to each Fund’s Schedule of Investments for additional industry information. The Funds utilize the end of reporting period method for determining transfers between levels. During the period ended May 31, 2016, Rice Midstream Partners LP common units held by the MLP & Pipeline Fund in the amount of $4,172,736 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended May 31, 2016. The Funds did not invest in any Level 3 investments.

4. Concentration Risk

Each of the North American Energy Independence Fund and the Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. During the period ended May 31, 2016, the Adviser did not recoup any previously waived fees. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	11/30/2016	11/30/2017	11/30/2018	11/30/2019
North American Energy Independence Fund	$194,459	$247,017	$241,447	$126,427
MLP & Pipeline Fund	—	—	—	—
Select Opportunity Fund	83,530	250,594	212,787	100,047

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are

Tortoise Capital Advisors	33

Notes to Financial Statements (unaudited) (continued)

employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2016 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2016, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
North American Energy Independence Fund	$1,189	$1,796
MLP & Pipeline Fund	154,701	204,782
Select Opportunity Fund	2,256	5,705

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2016, were as follows:

Fund	Purchases	Sales
North American Energy Independence Fund	$1,685,002	$6,539,528
MLP & Pipeline Fund	498,477,347	225,874,216
Select Opportunity Fund	35,993,210	37,570,596

8. Federal Tax Information

As of November 30, 2015, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Cost of investments	$13,411,690	$1,896,481,858	$44,725,447
Gross unrealized appreciation	104,681	11,362,884	1,773,307
Gross unrealized depreciation	(3,977,399)	(534,621,538)	(7,647,039)
Net unrealized depreciation	(3,872,718)	(523,258,654)	(5,873,732)
Undistributed ordinary income	—	—	250,452
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	250,452
Other accumulated losses	(2,188,587)	—	(6,334,206)
Total accumulated losses	$(6,061,305)	$(523,258,654)	$(11,957,486)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2015, the North American Energy Independence Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $1,004,841 and $5,800,345, respectively, and long-term capital loss carryforwards of $1,160,169 and $533,861, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. As of November 30, 2015, the MLP & Pipeline Fund did not have any capital loss carryforwards; the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

34	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, November 30, 2015. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, November 30, 2015. For the taxable year ended November 30, 2015, the North American Energy Independence Fund deferred, on a tax basis, late year ordinary losses of $23,577. The MLP & Pipeline Fund and Select Opportunity Fund do not plan to defer any late year losses.

As of May 31, 2016, the cost basis for investments for federal income tax purposes was as follows:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Cost of investments	$3,760,707	$2,043,405,142	$28,824,390
Gross unrealized appreciation	557,392	100,033,709	4,286,835
Gross unrealized depreciation	(257,217)	(288,647,699)	(1,738,142)
Net unrealized appreciation (depreciation)	$300,175	$(188,613,990)	$2,548,693

During the period ended May 31, 2016, the Funds paid the following distributions to shareholders:
	North American Energy	MLP & Pipeline Fund	Select Opportunity
	Independence Fund	(estimate)	Fund
Ordinary income*	$—	$38,534,888	$286,799
Long-term capital gains**	—	—	—
Return of capital	—	4,055,841	—
Total distributions	$—	$42,590,729	$286,799

During the year ended November 30, 2015, the Funds paid the following distributions to shareholders:
	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Ordinary income*	$670,910	$43,992,223	$56,318
Long-term capital gains**	104,940	1,793,324	—
Return of capital	—	8,553,953	—
Total distributions	$775,850	$54,339,500	$56,318

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

9. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the period ended May 31, 2016, the MLP & Pipeline Fund had average outstanding borrowings of $3,962 under the LOC and paid a weighted-average interest rate of 3.25%. As of May 31, 2016, there was no outstanding balance on the facility.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2016, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
North American Energy Independence Fund	Charles Schwab & Co.	36.4%
North American Energy Independence Fund	National Financial Services, LLC	35.3%
MLP & Pipeline Fund	Charles Schwab & Co.	31.0%
Select Opportunity Fund	National Financial Services, LLC	75.3%

Tortoise Capital Advisors	35

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise MLP & Pipeline Fund, the Tortoise North American Energy Independence Fund and the Tortoise Select Opportunity Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to each Fund; (2) each Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Trust with respect to the Funds; (4) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the proposed advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Tortoise and its affiliates resulting from services rendered to each Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Tortoise’s strong capitalization, its significant amount of assets under management, and its affiliation with Montage Investments, LLC (“Montage”), an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $20 billion in assets under management. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. While the Trustees considered both short-term and longer-term performance of each Fund, they placed greater emphasis on longer term performance. When reviewing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted the Funds’ broad-based securities benchmark does not resemble each Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector.

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Tortoise MLP & Pipeline Fund. The Trustees noted the Fund’s performance with regard to its Morningstar peer group was in the fifty-sixth and thirty-second percentiles for the one-year and three-year periods ended December 31, 2015, respectively. The Trustees further noted the Fund had underperformed its benchmark index for the since inception periods ended December 31, 2015, and had significantly underperformed the benchmark for the one-year and three year periods ended December 31, 2015. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

36	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Additional Information (unaudited) (continued)

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Tortoise North American Energy Independence Fund. The Trustees noted the Fund’s performance with regard to its Morningstar peer group was in the eighty-second percentile for the one-year period ended December 31, 2015. The Trustees further noted the Fund had significantly underperformed its benchmark index for the one year and since inception periods ended December 31, 2015. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods.

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Tortoise Select Opportunity Fund. The Trustees noted the Fund’s performance with regard to its Morningstar peer group was in the eleventh percentile for the one-year period ended December 31, 2015. The Trustees further noted the Fund had significantly underperformed its S&P 500 benchmark index for the one-year and since inception periods ended December 31, 2015, had underperformed the Energy Select Sector Index for the one-year period ended December 31, 2015, and had only slightly underperformed the Energy Select Sector Index for the since inception period ended December 31, 2015. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

In reviewing each Fund’s performance, the Trustees took into account additional information provided by Tortoise throughout the course of the year describing the energy market conditions that contributed to each Fund’s significant underperformance compared to the broad U.S. equity markets.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Funds in excess of Rule 12b-1 fees paid by the Funds. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Funds, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Funds’ higher fee. The Trustees also noted Tortoise had contractually agreed to reduce its management fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the remaining Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar benchmark category. The Trustees noted:

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Tortoise MLP & Pipeline Fund. The Tortoise MLP & Pipeline Fund’s management fee was significantly lower than the average and median management fees of funds comprising the benchmark category. After the Fund’s fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the average and median total expenses of funds comprising the benchmark category.

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Tortoise North American Energy Independence Fund. The Tortoise North American Energy Independence Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category, but well within the range of management fees borne by funds in the benchmark category. After the Fund’s fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were at or lower than, and the C Class was higher than, the median and average total expenses of funds comprising the benchmark category. The total expense of the Fund’s Investor Class was equal to the median total expenses of funds comprising the benchmark category.

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Tortoise Select Opportunity Fund. The Tortoise Select Opportunity Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category, but well within the range of management fees borne by funds in the benchmark category. After the Fund’s fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were at or lower than, and the C Class was higher than, the median and average total expenses of funds comprising the benchmark category The total expense of the Fund’s Investor Class was equal to the median total expenses of funds comprising the benchmark category.

The Trustees also considered the average net assets of the funds comprising the respective benchmark categories, which, with the exception of the Tortoise MLP & Pipeline Fund, were significantly higher than the assets of the Funds. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted that the Tortoise MLP & Pipeline Fund had experienced rapidly declining assets over the latter portion of the past year, and a net asset decline for the twelve months ended December 31, 2015. The Trustees also noted the assets in the remaining Funds remained quite low. The Trustees considered that because of Tortoise’s contractual obligations to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses above a specified cap, as described

Tortoise Capital Advisors	37

Additional Information (unaudited) (continued)

in each Fund’s prospectus, Tortoise continues to waive advisory fees and reimburse expenses for the Tortoise North American Energy Independence Fund and Tortoise Select Opportunity Fund. The Trustees also noted the significant additional services that Tortoise provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. In addition, the Trustees noted the Tortoise MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio management responsibilities. Finally, the Trustees noted the distribution and marketing support activities that Tortoise pays for from its own profits, including coordinating with and paying Montage for the development, creation, updating and dissemination of marketing materials, as well as the significant platform expenses that Tortoise incurred for the Tortoise MLP & Pipeline Fund. The Trustees determined the current level of assets in the Tortoise MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that Tortoise will be required to provide to the Fund. With respect to the remaining Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from its relationship with the Funds. The Trustees noted Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material financial benefits from services rendered to the Funds.

38	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2015 is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	39

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Adviser Marketing Support
Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded
by a prospectus.
The Funds’ Statement of Additional Information
contains additional information about the Funds’
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 3, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 3, 2016

* Print the name and title of each signing officer under his or her signature.